UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplement to the Prospectus dated August 28, 2008 (“the Prospectus”)

July 2, 2009

Dear Investor:

The purpose of this supplement is to update information in Appendix A of the Prospectus regarding those days on which the funds listed above (the “funds”) will advance the time for the transfer agent’s receipt of orders to buy or sell shares.

The Securities Industry and Financial Markets Association (“SIFMA”) has recently reduced the number of days on which it recommends early bond market closings. As a result, the following days during the remainder of 2009 have been eliminated from SIFMA’s recommendations:

Thursday, July 2, 2009
Friday, September 4, 2009
Friday, October 9, 2009
Tuesday, November 10, 2009
Wednesday, November 25, 2009

Therefore, on the days listed above, the funds will not advance the final times by which orders to buy or sell shares must be received by the transfer agent, and will instead observe the normal deadlines for purchases and redemptions for each fund that are set forth in the Prospectus. For example, the funds will not advance the final times by which orders must be sent on July 2, 2009, but will remain open until their normal closing times. Investors should note that SIFMA’s recommendations are subject to change, and should refer to SIFMA for the most current information.

Appendix A to the Prospectus is hereby revised accordingly and the days listed above are eliminated from the chart captioned “Early close.”

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS388